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                                                                   EXHIBIT 10.16

                                AMENDMENT NO. 13
                         TO MASTER REPURCHASE AGREEMENT

            Amendment No. 13, dated as of December 19, 2003 (this "Amendment"), between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL, LLC (the "Buyer"), THE NEW YORK MORTGAGE COMPANY, LLC (the "Seller") and STEVEN B. SCHNALL and JOSEPH V. FIERRO (the "Guarantors").

                                    RECITALS

            The Buyer, the Seller and the Guarantors are parties to that certain Master Repurchase Agreement, dated as of October 2, 2002, as amended by Amendment No. 1, dated as of December 4, 2002, Amendment No. 2, dated as of February 20, 2003, Amendment No. 3, dated as of April 22, 2003, Amendment No. 4, dated as of July 1, 2003, Amendment No. 5, dated as of July 7, 2003, Amendment No. 6, dated as of July 31, 2003, Amendment No. 7, dated as of August 4, 2003, Amendment No. 8, dated as of August 9, 2003, Amendment No. 9, dated as of August 28, 2003, Amendment No. 10, dated as of September 17, 2003, Amendment No. 11, dated as of October 1, 2003, and Amendment No. 12, dated as of October 31, 2003 (the "Existing Repurchase Agreement"; as amended by this Amendment, the "Repurchase Agreement"). The Guarantors are party to that certain Guaranty (as amended, the "Guaranty"), dated October 2, 2002 by the Guarantors in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

            The Buyer, the Seller and the Guarantors have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantors to ratify and affirm the Guaranty on the date hereof.

            Accordingly, the Buyer, the Seller and each Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended, and the Guaranty is hereby ratified and affirmed, as follows:

            SECTION 1.  Definitions.

            (a) Section 2 of the Existing Repurchase Agreement is hereby amended by adding the following definition in its proper alphabetical order:

            "Sub-Prime Mortgage Loan" means a first lien Mortgage Loan originated in accordance with the sub-prime lending guidelines of one of the following national sub-prime mortgage buyers: Residential Funding Corporation, Impac Funding Corporation, Household Mortgage Services, Inc., Countrywide Home Loan, Inc., New Century Mortgage Corporation, First Franklin Financial Corporation, CitiFinancial Mortgage Company, Inc.
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            (b) Section 2 of the Existing Repurchase Agreement is hereby amended by adding the following clauses (xi) and (xii) at the end of the definition of "Market Value":

            "(xi) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Sub-Prime Mortgage Loans that are Purchased Mortgage Loans exceeds $10.0 million; or

            (xii) such Purchased Mortgage Loan is no longer acceptable for purchase by Buyer (or an Affiliate thereof) under any of the flow purchase or conduit programs for which Seller then has been approved due to a Requirement of Law relating to consumer credit laws or otherwise."

            (c) Section 2 of the Existing Repurchase Agreement is hereby amended by inserting the words "Sub-Prime Mortgage Loan," before the words "Exception Mortgage Loan," in the first line of the definition of "Mortgage Loan".

            (d) Section 2 of the Existing Repurchase Agreement is hereby amended by renumbering clause (g) of the definition of "Pricing Rate" as clause
      (h) and inserting the following language as clause (g) of the definition of "Pricing Rate":

            "(g) 1.25% with respect to Transactions the subject of which are Sub-Prime Mortgage Loans (other than Wet-Ink Mortgage Loans or Aged Loans); and"

            (e) Section 2 of the Existing Repurchase Agreement is hereby amended by renumbering clause (c) of the definition of "Purchase Price" as clause
      (d) and inserting the following language as clause (c) of the definition of "Purchase Price":

            "(c) on the Purchase Date, in the case of Purchased Mortgage Loans which are Sub-Prime Mortgage Loans, the product of the applicable Purchase Price Percentage for such Mortgage Loan multiplied by the lesser of either: (1) the Market Value of such Purchased Mortgage Loan or (2) the outstanding principal amount thereof as set forth on the related Mortgage Loan Schedule;"

            (f) Section 2 of the Existing Repurchase Agreement is hereby amended by renumbering clause (e) of the definition of "Purchase Price Percentage" as clause (f) and inserting the following language as clause (e) of the definition of "Purchase Price Percentage":

            "(e) 97% with respect to Transactions the subject of which are Sub-Prime Mortgage Loans; and"



            SECTION 2. Conditions Precedent. This Amendment shall become effective on December 19, 2003 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

            2.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:


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            (a) this Amendment, executed and delivered by each Guarantor and a duly authorized officer of the Buyer and Seller; and

            (b) Uniform Commercial Code amendments on Form UCC-3 with respect to the Seller;

            (c) such other documents as the Buyer or counsel to the Buyer may reasonably request.

            SECTION 3. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

            SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

            SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

            SECTION 7. Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that such Guaranty shall apply to all of the Obligations under the Master Repurchase Agreement, as it may be amended, modified and in effect, from time to time.

                            [SIGNATURE PAGE FOLLOWS]


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            IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:                                 CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       CAPITAL LLC,

                                       AS BUYER

                                       By: /s/ Jeffrey S. Detwiler
                                           ------------------------------------
                                           Name: Jeffrey S. Detwiler
                                           Title:


Seller:                                THE NEW YORK MORTGAGE COMPANY, LLC,
                                       AS SELLER


                                       By: /s/ Steven B. Schnall
                                           ------------------------------------
                                           Name: Steven B. Schnall
                                           Title: President


Guarantor:

                                    /s/ Steven B. Schnall
                                    -------------------------------------------
                                    STEVEN B. SCHNALL

Guarantor:

                                    /s/ Joseph V. Fierro
                                    -------------------------------------------
                                    JOSEPH V. FIERRO